NORD PACIFIC LIMITED

AND

PGM VENTURES CORPORATION

__________________________________

DEED OF CROSS CHARGE
__________________________________

THIS DEED is made the 31st day of December 2002

BETWEEN:

NORD PACIFIC LIMITED of 2727 San Pedro NE, Suite 116, Albuquerque, New Mexico, 87110 ("Nord")

AND

PGM VENTURES CORPORATION of Suite 1003, 60 Yonge Street, Toronto, Ontario M5E 1H5 ("PGM").

RECITALS:

A.           Nord, Nord Australex Nominees (PNG) Limited, Simberi Gold Company Limited and PGM have entered into a joint venture agreement dated November 29, 2002 (the "Joint Venture Agreement").  Under the Joint Venture Agreement, cash calls may be issued initially to PGM and thereafter to each of Nord and PGM in proportion to their Participating Interests in the Joint Ventures (as hereafter defined).

B.           The parties enter into this Deed pursuant to the terms of the Joint Venture Agreement in order to secure the payment of contributions required or cash calls issued to each of Nord and PGM under the Joint Venture Documents.

Part 1

Definitions and Interpretation

Definitions

1.1         In this Deed, unless the contrary intention appears:

"Business Day" means every day which is not a Saturday, Sunday or a day on which the banks in the Province of Ontario are closed for business.

"Charge" means, in relation to each Chargor, the fixed and floating charge created by that Chargor under this Deed; "fixed Charge" means the Charge to the extent that it is fixed and "floating Charge" means the Charge to the extent that it is floating.

"Charged Property" means, the Exploration Charged Property or the Mining Charged Property as applicable and Charged Properties means both the Exploration Charged Property and the Mining Charged Property.

"Chargee" means, in relation to each Chargor, the other party to this Deed.

"Chargor" means individually each of Nord and PGM.

"Collateral Security" means any present or future agreement, document or other instrument which is expressed to be supplemental or collateral to this Deed or an implementation of this Deed or entered into by way of further assurance in respect of this Deed.

"Default" means, in relation to each Chargor, any of the events specified in Part 7 of this Deed.

"Encumbrance" includes any mortgage, pledge, charge, lien, assignment, hypothecation, security interest, title, retention, preferential right or trust arrangement and any other security agreement or arrangement of any kind given or created, in each case, by way of security, and the expressions "encumber" and "encumbrancer" shall be construed accordingly.

"Exploration Charged Property" means, in relation to each Chargor, the Chargor's present and future right, title and interest in and to the following property and where the context so admits, includes any part thereof:

(a)          its Participating Interest in the Exploration Joint Venture;

(b)         all of the Chargor's right, title and interest in the Exploration Joint Venture Property;

(c)          the Chargor's share of Product produced from the Exploration Area and proceeds arising from sale thereof.

"Joint Ventures" means the Mining Joint Venture and the Exploration Joint Venture.

"Joint Venture Agreement" means the Simberi Mining and Tabar Exploration Joint Venture Agreement dated 29 November 2002 between Nord, Nord Australex Nominees (PNG) Limited, Simberi Gold Company Limited and PGM.

"Joint Venture Documents" means the Joint Venture Agreement and any joint venture agreement replacing the Joint Venture Agreement and all documentation entered into pursuant to any such joint venture agreement.

"Mining Charged Property" means in relation to each Chargor, the Chargor's present and future right, title and interest in and to the following property and, where the context so admits, includes any part thereof:

(a)          its Participating Interest in the Mining Joint Venture;

(b)         all of the Chargor's right, title and interest in the Mining Joint Venture Property;

(c)          the Chargor's share of Product produced from the Mining Area and proceeds arising from sale thereof.

"Monies Hereby Secured" means, in relation to each Chargor:

(a)          the Principal Monies;

(b)          all monies now or hereafter to become due and payable by the Chargor to the Chargee pursuant to this Deed, any Collateral Security or the Joint Venture Documents;

(c)           all payments made by or on behalf of the Chargee pursuant to this Deed or any receiver or receiver and manager appointed pursuant to this Deed and all costs, charges and expenses (including costs as between solicitor and own client) incurred by or on account of the Chargee or any such receiver or receiver and manager in the exercise or execution or attempted exercise or execution of all or any of the powers, authorities and discretions conferred under, pursuant to or exercisable by virtue of this Deed, and, where the context so admits, includes any part thereof.

"this Deed" means this Deed as it may from time to time be amended, varied, supplemented or assigned, and includes any deed of variation hereof.

"Participating Interest" means, in relation to each Chargor, all of the contractual rights of the Chargor in respect of the Project under the Joint Venture Documents.

"Principal Monies" means, in relation to each Chargor, all cash calls and interest thereon that may at any time and in any manner become payable by the Chargor pursuant to the Joint Venture Documents including but not limited to cash calls issued to the Chargor pursuant to Part 17 of the Joint Venture Agreement.

"Project Charge" means any charge that is given by the Chargor and the Chargee collectively to secure a Project Loan.

All other capitalized terms utilized herewith without definitions shall have the meanings specified therefor in the Joint Venture Agreement.

General Interpretation

1.2         In this Deed, unless the context otherwise requires:

(1)          part, clause and paragraph headings and underlinings or both shall not affect the construction of this Deed, and references to parts, clauses, paragraphs and Schedules are to be construed as references to the same in this Deed;

(2)          a reference to an Act of a Parliament shall include any regulations, rules, by-laws and orders made under that Act, and a reference to an Act of a Parliament shall include any amendment, re enactment, variation or extension thereof or statutory provision substituted therefor;

(3)          references to any agreement, document or instrument shall be deemed to include references to the agreement, document or instrument as amended, varied, supplemented or replaced from time to time;

(4)          words and expressions importing the singular number shall include the plural number and vice versa, words and expressions importing natural persons shall include any company, corporation or other body corporate, partnership, joint venture, association, trust, unincorporated association or any government, government authority, agency or instrumentality of whatsoever nature or kind and howsoever named or called and vice versa; and

(5)          where under or pursuant to this Deed or anything done hereunder the day on or by which any act, matter or thing is required to be done is a day other than a Business Day, that act, matter or thing shall be done on or by the immediately preceding Business Day.

Successors and Assigns

1.3         In this Deed, references to the Chargor and the Chargee, shall be deemed to be references to or include, as appropriate, their respective Related Corporations, successors, transferees and assigns as applicable.  Any assignment of a party's rights, obligations and interest under this Deed shall be permitted only by the written consent of the other party hereto, except that PGM may assign it's rights, obligations and interest hereunder to a Related Corporation without consent provided the assignee shall consent to be bound by the terms of this Deed and the Joint Venture Agreement.

Writing

1.4         A reference in this Deed to any matter or thing having to be done in writing shall be satisfied if it is transmitted by telex, telegram, facsimile machine or electronic mail in accordance with the notice provisions contained in the Joint Venture Agreement.

Accounting Principles

1.5         In this Deed unless the context otherwise requires:

(a)          all computations and determinations as to financial matters, and all financial statements to be delivered under this Deed, shall be made or prepared in accordance with generally accepted Canadian accounting practices and principles for the time being consistently applied; and

(b)         all accounting terms used in this Deed shall have the meanings respectively ascribed to those terms by those practices and principles for the time being.

Part 2

Payment of Monies Hereby Secured

2.1         The Chargor shall duly and punctually pay the Principal Monies in the amounts and otherwise in the manner required under the Joint Venture Agreement.

2.2         The Chargor shall duly and punctually pay all of the other Monies Hereby Secured in the amounts and otherwise in the manner required under this Deed.  Except where otherwise provided in this Deed, such other Monies Hereby Secured shall be payable on demand by the Chargee in accordance with the Joint Venture Agreement, provided that demand shall not be made by the Chargor until such Monies Hereby Secured become payable under this Deed.

Part 3

Fixed and Floating Charge

3.1         The Chargor hereby charges the Exploration Charged Property in favour of the Chargee with:

(a)           the due and punctual payment and repayment of the Monies Hereby Secured in respect of the Exploration Joint Venture; and

(b)          the due and punctual observance and performance of each and all of the covenants, agreements, obligations and liabilities of the Chargor arising under or from or in connection with this Deed or the Joint Venture Documents in respect of the Exploration Joint Venture.

3.2         The Chargor hereby charges the Mining Charged Property in favour of the Chargee with:

(c)           the due and punctual payment and repayment of the Monies Hereby Secured in respect of the Mining Joint Venture; and

(d)          the due and punctual observance and performance of each and all of the covenants, agreements, obligations and liabilities of the Chargor arising under or from or in connection with this Deed or the Joint Venture Documents in respect of the Mining Joint Venture.

3.3         The Charge shall operate as a first fixed charge over that part of the Exploration Charged Property which comprises the present or future right, title and interest of the Chargor in, to, under or derived from:

(a)          its Participating Interest in the Exploration Joint Venture;

(b)         the Joint Venture Assets, to the extent that the Exploration Joint Venture Property comprise:

(i)    any freehold lands, leasehold lands, mining leases, prospecting licences, exploration licences and other mining tenements;

(ii)   any other leases and licences;

(iii)  any fixtures;

(iv)  any plant, machinery and equipment;

(v)   any licences, permits and approvals;

(vi)  the benefit of any contracts and arrangements; and

(vii)  goodwill, and all patents, patent applications, trade marks, trade names, registered designs and copyrights, and all licences and ancillary and connected rights relating to intangible property,

and shall operate as a first floating charge over all of the remainder of the Exploration Charged Property.

3.4         The Charge shall operate as a first fixed charge over that part of the Mining Charged Property which comprises the present or future right, title and interest of the Chargor in, to, under or derived from:

(a)      its Participating Interest in the Mining Joint Venture;

(b)     the Joint Venture Assets, to the extent that the Mining Joint Venture Property comprise:

(i)    any freehold lands, leasehold lands, mining leases, prospecting licences, exploration licences and other mining tenements;

(ii)   any other leases and licences;

(iii)  any fixtures;

(iv)  any plant, machinery and equipment;

(v)   any licences, permits and approvals;

(vi)  the benefit of any contracts and arrangements; and

(vii)  goodwill, and all patents, patent applications, trade marks, trade names, registered designs and copyrights, and all licences and ancillary and connected rights relating to intangible property,

                and shall operate as a first floating charge over all of the remainder of the Mining Charged Property.

3.5         Upon the Charge becoming enforceable, that part of the Charge as is then floating in nature shall immediately become fixed as regards all of the Charged Property.  Upon any other Encumbrance over property the subject of the floating Charge becoming enforceable, the floating Charge shall immediately become a fixed Charge over that property.

3.6         Where the Charge becomes fixed over property over which it was previously floating, the Chargee may by notice in writing to the Chargor, release the property from the fixed Charge.  When any property is released from the fixed Charge under this clause, that property will again be subject to the floating Charge.

3.7         As regards any property the subject of the floating Charge, until such time as the Charge becomes fixed over that property, the Chargor shall be free to deal with that property in the ordinary course of business.  Upon the Charge becoming fixed over that property in accordance with the provisions of this Deed, the Chargor shall not deal with that property in any manner, except as otherwise permitted in writing by the Chargee.

Part 4

Prohibition on Further Encumbrances

4.1         Except for the Project Charge and the Cross Charges contemplated herein, the Chargor shall not create or suffer to exist any Encumbrances, royalties, overriding royalties or production payments or any other interest of any nature having the same or similar effect and the foregoing over all or any of the Charged Properties which comprises the present or future right, title and interest of the Chargor in, to, under or derived from the property referred to in clause 3.3(a) and (b) or clause 3.4(a) and (b) without prior written consent of the Chargee.

Part 5

Undertakings of Chargor

5.1         The Chargor shall duly and punctually observe, perform and fulfill each and all of its covenants, agreements, obligations and liabilities arising under or from or in connection with the Joint Venture Documents and this Deed.

5.2         The Chargor shall promptly notify the Chargee of any event which constitutes a Default under this Deed or which would, with lapse of time, would constitute a Default.

5.3         The Chargor shall not deal with that part of the Charged Properties as is subject to a fixed Charge in any manner, except in accordance with the Joint Venture Documents or as otherwise permitted in writing by the Chargee.

5.4         If the Chargor fails to comply with any of its covenants or obligations under this Deed or the Joint Venture Documents and fails to remedy such non-compliance within 30 days after written notice from the Chargee requiring the same to be remedied, the Chargee may do all things as the Chargee considers necessary to remedy such non-compliance on behalf of the Chargor.  All costs, expenses and liabilities incurred by the Chargee in exercise of its rights under this clause shall be payable by the Chargor on demand and shall form part of the Monies Hereby Secured.

Part 6

Warranties by Chargor

6.1         The Chargor represents and warrants to the Chargee as follows:

(a)           the Chargor is validly existing and has the corporate power to enter into and perform its obligations under this Deed and has taken all necessary action to authorize the execution, delivery and performance of this Deed in accordance with its terms;

(b)          this Deed constitutes and shall for the duration of the Charge continue to constitute a legal, valid and binding obligation of the Chargor fully enforceable in accordance with its terms;

(c)           the Charged Properties are free from all Encumbrances except as otherwise disclosed in the Agreement.

Part 7

Events of Default

7.1         A Default shall occur if, for whatever reason, and whether or not within the control of the Chargor, any of the following events or circumstances occurs, subject to occurrence of force majeure as provided in Part 32 of the Joint Venture Agreement:

(a)           the Chargor fails to pay when due and payable any of the Monies Hereby Secured in accordance with the terms of the Joint Venture Agreement;

(b)          any resolution is passed for the winding up, dissolution or termination of existence of the Chargor, or a petition is presented to wind up the Chargor, except in the course of a scheme of reconstruction or amalgamation previously approved in writing by the Chargee, and such petition is not removed within 60 days;

(c)           an application is made for a moratorium or an arrangement with creditors of the Chargor or any similar proceeding or arrangement occurs by which all or any part of the assets of the Chargor are submitted to the control of its creditors, or the Chargor makes any assignment for the benefit of its creditors generally or any class of its creditors, or the Chargor enters into any arrangement or compromise with its creditors generally or any class of its creditors;

(d)          without the prior written consent of the Chargee, there is appointed a liquidator, provisional liquidator, trustee, administrator, receiver, receiver and manager or similar officer of the Chargor, or a receiver or receiver and manager of all or any part of the Chargor's interest in the Joint Venture Assets or any other substantial or material assets of the Chargor, or an Encumbrancer takes possession of all or any of the Chargor's interest in the Joint Venture Assets or any other substantial or material assets of the Chargor; or

(e)           any action is commenced by any government authority, its agents or its representatives with a view to cancelling the registration of the Chargor.

Part 8

Powers and Rights on Charge becoming Enforceable

8.1          If a Default occurs, then the Chargee may do all or any of the following:

(a)           the Chargee may declare the Principal Monies immediately due and payable, whereupon the Principal Monies shall become immediately due and payable;

(b)          the Chargee may declare that the Charge has become enforceable, whereupon the Charge shall become enforceable;

(c)           the Chargee may take any action or proceeding necessary or desirable to exercise or enforce any right conferred by the Charge.

8.2         The provisions of this Part shall apply:

(a)          without prejudice to any other rights enjoyed by the Chargee;

(b)          notwithstanding any previous waiver of or delay in the exercise of any rights hereunder;

(c)          without the necessity for any demand or notice to the Chargor or any other person; and

(d)          notwithstanding that the Chargee shall or may have exercised partially or entirely the power of sale herein contained or implied.

8.3         The powers and remedies conferred on a Chargee by any statute or ordinance, the general law or otherwise shall be in augmentation of the powers hereby expressly conferred and may be exercised by the Chargee and any receiver appointed hereunder immediately upon or at any time after the Charge becomes enforceable.

Part 9

Appointment of Receiver

9.1         At any time after the Charge becomes enforceable and from time to time thereafter and whether or not the Chargee has entered into possession of the Charged Property:

(a)           the Chargee may appoint in writing any person or persons jointly and each of them severally to be a receiver or receiver and manager ("receiver") of the Charged Property or any part thereof;

(b)          the Chargee may remove any receiver;

(c)           in case of the removal, retirement or death of any receiver, the Chargee may appoint another in his place;

(d)          the Chargee may appoint in writing any person to be an additional receiver of the Charged Property or any part thereof.

9.2         The Chargee may at any time:

(a)           withdraw any receiver appointed by it; or

(b)           if a receiver has gone into possession of the Charged Property or any part or parts thereof of, direct the receiver to give up possession of the Charged Property or any part or parts thereof.

Part 10

Powers of Receiver

10.1      The receiver from time to time appointed by the Chargee shall, without any consent on the part of the Chargor and without being responsible to the Chargor for any loss have full power:

(a)           to take possession of, demand, collect and get in the Charged Property and for that purpose to take proceedings in the name of the Chargor or otherwise;

(b)          to exercise all or any of the rights, powers, authorities and remedies conferred on the Chargor by any Charge or other security or under any contract, agreement or otherwise and, without prejudice thereto, to conform to the directions of the Chargee given from time to time in relation thereto;

(c)           to exercise any and all of the Chargor's powers, rights, privileges and remedies in relation to the Charged Property, and to make and effect all repairs and maintenance and to raise money on the Charged Property with or without security and if secured with such priority and upon such conditions as the receiver with the prior written consent of the Chargee thinks fit, and generally to do all other acts and things which the Chargor might do in the ordinary conduct of its business or for the protection or improvement of the Charged Property or for obtaining income or returns therefrom;

(d)          to lease or license in the name of the Chargor or otherwise the Charged Property for any period, at such rent or licence fee and upon such terms and conditions as the receiver considers expedient;

(e)           to settle, arrange, compromise or submit to arbitration any accounts, claims, questions or disputes whatsoever which may arise with third parties in connection with the Charged Property, and to execute releases or other discharges in relation thereto;

(f)            at any time and from time to time after this Charge becomes enforceable, to sell or concur in selling, exchange or otherwise dispose of absolutely or conditionally the Charged Property or any part or parts thereof either by public auction or private treaty or by tender for cash or on credit and either in one lot or in lots and either with or without special conditions or stipulations as to title or time or mode of payment of purchase money or otherwise, and with power to allow the whole or any part of the purchase money to remain on mortgage over the property sold or over any other security or to remain owing without any security and upon such other terms and conditions as the receiver considers expedient, and with full power to buy in or sell and to compel specific performance of any contract by suit in equity or otherwise, and to execute assurances of the Charged Property or any part or parts thereof in the name and on behalf of the Chargor or otherwise, and to do all other acts and things for completing any such sale which the receiver deems necessary;

(g)           to insure such part of the Charged Property as is of an insurable nature against loss or damage by fire or other risks in such sums as the receiver thinks fit, and to effect such other insurances relating to the business of the Chargor as the receiver thinks fit;

(h)           to sever fixtures belonging to the Chargor and sell them apart from any other part of the Charged Property;

(i)            to employ or engage managers, solicitors, professional consultants, agents, auctioneers, Officers, clerks, workmen, servants and others for all or any of the purposes aforesaid at such salaries or remuneration as the receiver shall think appropriate;

(j)            to give effectual receipts for all monies and other assets which may come to the hands of the receiver in exercise of any power hereby conferred;

(k)          to carry out and enforce specific performance or otherwise obtain the benefit of, exercise or perform all or any of the Chargor's rights and obligations under all contracts the subject of the Charged Property or entered into in exercise of the powers or authorities hereby conferred;

(l)            to take such action as the receiver considers appropriate against debtors or third parties for the recovery or protection of the Charged Property or for the security of the Chargee;

(m)          to take proceedings at lay or otherwise in the name of the Chargor or otherwise for all or any of the purposes aforesaid;

(n)           to do all things necessary to perform or observe any of the covenants, agreements, undertakings or obligations on the part of the Chargor contained in this Deed or the Joint Venture Documents;

(o)          to do or cause to be done all such other acts and things without limitation as the receiver considers expedient for the protection or enforcement of this Deed or the recovery of the Monies Hereby Secured and, for those purposes, to exercise all powers conferred on receivers by the Corporations Law; and

(p)          with the prior written consent of the Chargee, to delegate to any person for such time or times as the Chargee shall approve any of the powers hereinbefore conferred upon the receiver.

10.2      The receiver shall have such further powers and discretions as the Chargee may by notice in writing to the receiver confer upon him.

Part 11

General Provisions in Relation to Receiver

11.1      The Chargee may from time to time fix the remuneration of any receiver appointed by the Chargee.

11.2      Every receiver shall be the agent of the Chargor (unless and until the Chargee shall by notice in writing to the Chargor and to such receiver require that such, receiver shall act as the agent of the Chargee).

11.3      The Chargor shall be responsible for the receiver's remuneration.

Part 12

Chargee May Exercise Receiver's Powers

12.1      At any time after the Charge becomes enforceable and from time to time thereafter and notwithstanding that a receiver may or may not have been appointed as aforesaid, all or any of the Chargee and its officers, agents or representatives without giving any notice, shall have and shall be entitled to exercise the same powers, authorities and discretions as a receiver would have had and been entitled to exercise if a receiver had been appointed under this Deed.  A reference in this Deed to a receiver includes a reference to the Chargee exercising the powers authorities and discretions of a receiver.

Part 13

Costs.  Expenses and Liabilities Incurred in exercise of Charm's Powers

13.1      All payments made by or on behalf of the Chargee, any receiver or any of them and all costs, charges, expenses and liabilities (including costs as between solicitor and own client) incurred by or on account of the Chargee, any receiver or any of them in the exercise or execution or attempted exercise or execution of all or any of the powers, authorities and discretions conferred under, pursuant to or exercisable by virtue of this Deed shall be payable by the Chargor on demand by the Chargee and shall be deemed to form part of the Monies Hereby Secured.

Part 14

Application of Monies

14.1      All monies received by or on behalf of any receiver or the Chargee under or by virtue of the Charge shall be applied in the order and manner following, namely:

(a)           firstly, in payment of all costs, charges and expenses incurred in or incidental to the exercise or performance or attempted exercise or performance of any of the powers or authorities hereby conferred in relation to this Deed;

(b)          secondly, in payment of such other outgoings as are incurred in the exercise of the Chargee's powers under this Deed;

(c)          thirdly, in payment to the receiver of any remuneration whether by way of commission or otherwise; and

(d)          fourthly, into the applicable Joint Venture Account as defined in the Joint Venture Agreement, or otherwise to the party entitled to receive the same in accordance with the Joint Venture Documents;

               and the surplus (if any) shall belong, and be paid promptly, to the Chargor.

Part 15

Qualification In Chargee's Power

15.1      The Chargee agrees that it shall, in relation to any particular Default, promptly cease to exercise its rights and powers under this Deed if the Default is remedied in full and all costs, expenses and liabilities incurred by the Chargee in the exercise or attempted exercise of its rights and powers under this Deed with respect to the Default have been paid in full.

15.2      In respect of a Default arising from the failure by the Chargor to pay any part of the Monies Hereby Secured, the Chargee agrees that the Chargee will exercise its powers under this Deed only to the extent that the Chargee in good faith considers to be reasonably necessary or appropriate to remedy the Default.

Part 16

General Provisions in relation to Chargee's Powers

Persons not bound to inquire

16.1      Upon the exercise of any power or authority herein contained or implied, no person dealing with the Chargee or any receiver appointed as aforesaid or any attorney appointed hereunder shall be bound to inquire whether any default as aforesaid has been made or as to the due appointment of any receiver or attorney or otherwise as to the propriety or regularity of the exercise of such power or authority, and shall not be affected by notice, express or otherwise, that any such exercise is unnecessary or improper and, notwithstanding any irregularity or impropriety therein, such exercise shall, as regards the protection of such person, be deemed authorised by the aforesaid powers and authorities and shall be valid and effectual accordingly.

Liability limited to actual receipts

16.2      Except In the case of negligence or wilful act or neglect, the Chargee and any receiver shall not be answerable or accountable for any losses of any kind whatsoever which may happen in or about the exercise or attempted exercise of any of the powers or authorities herein contained and shall not, by reason of the Chargee and such receiver entering into and taking possession of the Charged Property or any part or parts thereof, be liable to account as Chargee in possession or for anything except actual receipts or be liable for any loss on realisation or for any default or omission for which a Chargee in possession might be liable.  The Chargee shall not by virtue of the appointment of any receiver be responsible for the acts or defaults of the receiver.

Chargee and receiver not obligated to the Chargor to perform agreements

16.3      Nothing contained in this Charge shall, as between the Chargor on the one hand and the Chargee or any receiver on the other hand, impose on the Chargee or the receiver any personal obligation to perform or observe any agreement, covenant, condition or obligation on the part of the Chargor to be performed or observed under any contract or agreement forming part of the Charged Property.

Part 17

Further Assurance

Assurances on realisation

17.1      At any time after the Charge hereby created becomes enforceable in accordance with this Deed, the Chargor shall from time to time and at all times (at the cost and expense of the Chargor) execute, make and do all such assurances and things as the Chargee requires for more perfectly assuring or facilitating the realisation of the Charged Property and for exercising all the powers, authorities and discretions hereby conferred on the Chargee and, in particular, the Chargor:

(a)           shall execute all transfers, conveyances, assignments and assurances of the Charged Property or any part thereof to all or any of the Chargee and its respective nominees;

(b)          shall perform or cause to be performed all acts and things requisite or desirable according to the law in force in any place where any part of the Charged Property is situate for the purpose of giving effect to the exercise of any of the said powers, authorities and discretions; and

(c)          shall give all notices, orders and directions which the Chargee thinks expedient.

Power of Attorney

17.2

(a)          Subject to paragraph (b) and in consideration, amongst other things, of the Chargee entering into this Charge at the Chargor's request, the Chargor hereby (irrevocably and for so long as any Monies Hereby Secured remain owing or unpaid or the Charge hereby created remains undischarged) appoints the Chargee and also any Officer of the Chargee, and every receiver for the time being jointly and each of them severally its attorneys and attorney in its name and on its behalf or otherwise to execute, sign, seal, deliver, register, stamp and do all such deeds, instruments, documents, acts and things whatsoever which the Chargee thinks fit for the purpose of carrying out any agreement, covenantor obligation imposed upon the Chargor by this Charge or any power conferred upon the Charge by this Charge including, without limitation:

(i)    executing, signing, sealing, delivering, registering and stamping any instrument of further assurance or for giving to the Chargee the full benefit of any of the provisions of this Charge;

(ii)    acceptance of service of any writ, summons or other legal process and appearance and representation of the Chargor in any court in connection with the proceedings in any way relating to the, the Charged Property;

(iii)   selling, transferring and disposing of all or any part of the Charged Property including the Chargor's interests in or rights in respect of any such property;

(iv)   leasing or letting all or any part of the Charged Property and surrendering or obtaining or accepting the surrender of any such leases;

(v)    releasing, discharging or redeeming whether wholly or partially all or any Encumbrances to which the Chargor may be entitled from time to time and, in connection therewith, executing all such instruments in the name and on behalf of the Chargor as may be required to effect any such release, discharge or redemption and, where applicable, in such registrable form as may be required or desirable for the time being; and

(vi)   to do all such acts, matters and things and sign and execute all such deeds, agreements, documents, papers and instruments as may be necessary in order to exercise the powers hereby conferred as fully and effectually to all intents and purposes as the Chargor could do on its own account, and generally to use the Chargor's name in the exercise of all or any of the powers, authorities and discretions hereby conferred on the Chargee and any Officer of the Chargee and any receiver for the time being appointed hereunder.  The Chargor ratifies and confirms and agrees to ratify and confirm all acts, matters and things done in exercise of the powers conferred by this clause to preserve the rights of the Chargee.

(b)         The Chargee shall not exercise the powers conferred by paragraph (a) unless a Default has occurred.

Further assurances

17.3      From time to time and at all times hereafter upon the request of the Chargee and at the cost of the Chargor, the Chargor shall do and execute or cause to be done and executed all such acts, deeds and assurances whatsoever to perfect, preserve or protect the rights of the Chargee under this Deed as the Chargee may direct.

Part 18

Chargor's Obligations Unconditional And Not Otherwise Affected

Chargor's liability not affected

18.1      This Deed and the duties, obligations and liabilities of the Chargor hereunder shall not be abrogated, prejudiced, affected or discharged:

(a)          by the granting to the Chargor, or any other person of any time, credit, forebearance, concession or other indulgence or consideration; or

(b)          by the Chargee failing or neglecting to recover the Monies Hereby Secured by the realisation of any collateral or other security or otherwise; or

(c)          by any other laches, acquiescence, delay, acts, omissions or mistakes on the part of the Chargee or any other person; or

(d)          by the release, waiver, amendment, variation, supplement, compounding, compromise, discharge, abandonment or transfer (whether wholly or partially and with or without consideration) of any agreement, deed, right, power, remedy, mortgage, charge, guarantee, indemnity, security, judgment or negotiable instrument now or hereafter held or recovered by the Chargee from or against the Chargor, or any other person; or

(e)          by reason of any agreement, deed, mortgage, charge, guarantee, indemnity or security held or taken at any time by the Chargee or by reason of the same being void, voidable or unenforceable or by reason of any other dealing, matter or thing which, but for this provision, could or might operate to abrogate, prejudice, affect or discharge the liability of the Chargor hereunder; or

(f)           by any moratorium or other period staying or suspending by statute or the order of any court or other authority all or any of the Chargee's rights, remedies or recourse against the Chargor, or any other person; or

(g)          by any person or company now or hereafter becoming a guarantor;

(h)          by any alteration or addition to any Collateral Security with or without the concurrence of the Chargor;

(i)           by any insolvency, bankruptcy, reorganisation or cessation of existence of any entity or person;

(j)           by any failure to obtain any consents, approvals and authorities necessary or appropriate in connection with this Deed; or

(k)         by any other matter whatsoever.

Part 19

Interest on the Monies Herebv Secured

19.1      If the Chargor fails to pay any amount payable by it hereunder on the due date for payment, the Chargor shall on demand by the Chargee from time to time pay interest on such overdue amount from and including the due date up to and including the date of actual payment (after as well as before judgment) at a rate of interest equal to the rate at which interest accrues on the Principal Monies under the Joint Venture Documents.

19.2      Such interest shall accrue from day to day and be computed on the basis of a 365 day year and for the actual number of days elapsed.

Part 20

General

Stamp and other fees and duties

20.1      All stamp duty, tax, registration fees and other similar duties or taxes legally imposed by any authority on this Charge or any of the Monies Hereby Secured shall be paid by the Exploration Joint Venture or the Mining Joint Venture as applicable.

Exercise of rights; non-waiver; cumulative remedies

20.2      No failure to exercise and no delay in exercising, on the part of the Chargee any right, power or remedy under this Charge shall operate as a waiver of that right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.  The rights, powers and remedies provided in this Charge are cumulative and not exclusive of any rights or remedies provided at law or in equity.

Successors and assigns and survival

20.3      This Charge shall be binding upon and inure to the benefit of the Chargor, the Chargee and their respective successors, transferees and assigns.  The provisions of this Charge shall survive for so long as may be necessary or desirable to give full effect thereto.

Registration of this Charge

20.4      The Chargor shall forthwith at the cost and expense of the Chargor duly register, record or file this Charge or a copy thereof at each place where it is necessary so to do in order either to perfect or preserve the priority of this Charge or to prevent this Charge being rendered partially or wholly invalid or of limited effect or enforceability.

20.5      Nothing herein or in any further or other assurance or Collateral Security taken by the Chargee shall extinguish, merge, postpone, lessen or otherwise prejudice the Charge hereby created.

Governing law and iurisdiction

20.6

(a)          This Charge shall be governed by and construed in accordance with the laws of the Province of Ontario in force from time to time.

(b)          The Chargor acknowledges and agrees that jurisdiction under this Charge shall be vested in the National Court in the Province of Ontario (and all Courts competent to hear appeals therefrom), and the Chargor hereby irrevocably submits and agrees to submit to the non-exclusive jurisdiction of any and all such courts to any suit, action or proceeding arising out of or relating to this Charge or the transactions contemplated hereby and the Chargor hereby irrevocably agrees that all claims in respect of such suit, action or proceedings may be heard and determined in any such court.

Amendments

20.7      The provisions of this Charge may only be amended, varied, supplemented or waived by an instrument or instruments in writing signed by the Chargor and the Chargee.  No amendment, variation, supplement or waiver shall be valid or enforceable unless it is contained in a document executed by both parties.

Entire agreement

20.8      This Charge shall take effect according to its tenor notwithstanding any other prior agreement in conflict or variation with it or any correspondence or documents which may have passed between the parties or may have been executed by all or any of them prior to the execution of this Charge.

EXECUTED by the Parties as a Deed

NORD PACIFIC LIMITED

Director                                                                       Director

Name (please print)                                                       Name (please print)

PGM VENTURES CORPORATION

Secretary/Director                                                         Director

Name (please print)                                                       Name (please print)